UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2016

Foot Locker, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	1-10299	13-3513936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West 34th Street, New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 720-3700

(Former Name or Former Address, if Changed Since Last Report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2016, the Board of Directors of Foot Locker, Inc. (the “Company”) elected Ulice Payne, Jr. and Kimberly K. Underhill as directors of the Company, effective December 1, 2016, to serve until the 2017 Annual Meeting of Shareholders. In connection with the election of Mr. Payne and Ms. Underhill, the Board increased the total number of directors to 12, effective December 1, 2016. The Board appointed Mr. Payne to the Audit Committee and to the Nominating and Corporate Governance Committee and Ms. Underhill to the Compensation and Management Resources Committee and to the Finance and Strategic Planning Committee, effective December 1, 2016.

The Board has determined that Mr. Payne and Ms. Underhill are both independent under the New York Stock Exchange listing standards because they have no material relationship to the Company that would impair their independence.

As nonemployee directors of the Company, Mr. Payne and Ms. Underhill will receive the same compensation as the other nonemployee members of the Board (prorated for 2016). The information required by Item 5.02(d)(5) of Form 8-K regarding Mr. Payne and Ms. Underhill is contained in the Company’s Proxy Statement for the 2016 Annual Meeting of Shareholders filed with the U.S. Securities and Exchange Commission on April 8, 2016 and is incorporated herein by reference.

On November 17, 2016, the Company issued a press release announcing the election of Mr. Payne and Ms. Underhill to the Board. A copy of the press release is furnished as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At its meeting on November 16, 2016, the Board adopted, subject to shareholder approval, an amendment to Article II, Section 1 of the Company’s By-laws to provide for a majority voting standard in uncontested director elections. The Company intends to propose this By-law amendment for approval by shareholders at the Company’s 2017 Annual Meeting of Shareholders. Accordingly, no amendment to Article II, Section 1 of the By-laws is effective until approved by shareholders.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Foot Locker, Inc., dated November 17, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.

Date: November 18, 2016	By:	/s/ Sheilagh M. Clarke
Name: Sheilagh M. Clarke Title: Senior Vice President, General Counsel and Secretary